Filed pursuant to Rule 497(e)

Registration Nos. 333-258722 and 811-23725

Valkyrie ETF Trust II
(the “Trust”)

CoinShares Valkyrie Bitcoin Futures Leveraged Strategy ETF
(the “Fund”)
July 14, 2025

Supplement To the Fund’s Summary Prospectus, Prospectus and Statement of
Additional Information
Dated January 28, 2025

IMPORTANT NOTICE REGARDING CHANGES TO THE FUND’S NAME AND PRINCIPAL INVESTMENT STRATEGY

CoinShares Valkyrie Bitcoin Futures Leveraged Strategy ETF. The Board of Trustees of the Trust considered and approved a change to the name of the Fund. Effective on or about July 15, 2025 (the “Effective Date”), the Fund’s name will change to the “CoinShares Bitcoin Leverage ETF.”

Principal Investment Strategy. The Board of Trustees of the Trust considered and approved a change to the Principal Investment Strategy of the Fund. As of the Effective Date, the first two paragraphs of the Fund’s Principal Investment Strategy are deleted in their entirety and replaced with the following:

“The Fund is an ETF that seeks to achieve its investment objective by investing its assets primarily in cash-settled Bitcoin Futures Contracts (“Bitcoin Futures Contracts”) that trade only on an exchange registered with the Commodity Futures Trading Commission (the “CFTC”) which currently is the Chicago Mercantile Exchange (the “CME”), and cash, cash-like instruments or high-quality securities that serve as collateral to the Fund’s investments in Bitcoin Futures Contracts (the “Collateral Investments”). The Fund may also invest in reverse repurchase agreement transactions and shares of other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund does not invest directly in bitcoin. Rather, the Fund seeks to benefit from increases in prices to Bitcoin and Ether Futures Contracts.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in Bitcoin Futures Contracts. For purposes of this investment test, derivative contracts (such as Bitcoin Futures Contracts) will be valued using their notional value. The Fund generally will invest in Bitcoin Futures Contracts through its Subsidiary (defined below) and in Collateral Investments. At or around quarter-end, in order to qualify for treatment as a RIC under Subchapter M of the Code, the Fund may reduce the gross assets it has invested in its Subsidiary and invest in other investment companies and enter into reverse repurchase agreements. During these periods at or around quarter end, although the Fund will continue to seek daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index, the Fund may not always achieve investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index, and may return substantially less than that on days at or around quarter end when the Fund must reduce its exposure to the Subsidiary to qualify for tax treatment as a RIC. Because of this, there may be increased trading activity in the Fund’s Shares during such periods which could result in widening of bid-ask spreads and more greater premiums or discounts to the NAV of the Fund.”

Please Retain This Supplement for Future Reference.